SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                  April 21, 2003
                                                                  ______________



                           ACCUIMAGE DIAGNOSTICS CORP.
             ______________________________________________________
             (Exact Name of Registrant as Specified in Its Charter)



           Nevada                      000-26555               33-0713615
________________________________________________________________________________
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)



400 Grandview Drive, South San Francisco, CA                          94080-4920
____________________________________________                          __________
  (Address of Principal Executive Offices)                            (Zip Code)



                                 (650) 875-0192
              ____________________________________________________
              (Registrant's Telephone Number, Including Area Code)



________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On April 18, 2003, AccuImage announced that effective today, C. Allen Wall, MD, Chairman of the Board, will be also assuming the position of interim CEO. Former CEO, Leon Kaufman, Ph.D., has been appointed Senior Vice-President of Engineering and COO.

     In announcing this change, Dr. Kaufman said "The company is entering a stage where the CEO functions are more and more related to financial aspects of the business. Dr. Wall has a great deal of expertise in this area, expertise that the company currently requires. I am looking forward to continuing to support the company's growth in my engineering and business development role." Dr. Wall added "We both feel strongly that we need to provide Leon additional time to develop new technology and to run the operational side of the business, and to consolidate fiscal functions at the same time. This change accomplishes this."

     AccuImage is engaged in the development, marketing and support of software for visualization, analysis and management of medical imaging data, particularly in support of the rapidly growing market for expanded applications of CT scanning. The software brings value by reducing the time the physician needs for reviewing and reporting cases, enhancing the interpretation of studies, and providing 3-D images for marketing, promotion and patient information.

Efficiency gains and cost savings are realized through automated reporting tools incorporating expert knowledge, and by providing hardware and software for distribution of the images and reports via internal networks as well as internet transmission to remote locations, to referring physicians and to patients. The Company has expanded its markets by creating unique products for digital radiography, by the offer of innovative obsolescence protection packages, and by expanding its line of report generation software. For company information please visit the AccuImage website at www.accuimage.com.

     Except for the historical information contained herein, the matters discussed in this news release may contain forward-looking statements that are based on current expectations and estimates about the industry in which AccuImage operates, the estimated impact of certain technological advances, as well as management's beliefs and assumptions. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially include, among others: reliance on product distributors; competition in the diagnostic imaging market; failure to improve product reliability or introduce new product models and enhancements; determinations by regulatory and administrative government authorities; and the risk factors listed from time to time in the Company's Securities and Exchange Commission reports.

ITEM 7.  EXHIBITS

Exhibit 99.1  Board Resolution, dated April 18, 2003

Exhibit 99.2  Press Release, dated April 18, 2003


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                               ACCUIMAGE DIAGNOSTICS CORP.


                               By:      /s/ C. ALLEN WALL
                                           _____________________________________
                                            C. Allen Wall, Chairman of the Board